Acquisitions, Collaborations and Other Arrangements	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Acquisitions, Collaborations and Other Arrangements
Acquisitions, Collaborations and Other Arrangements

Note 4

Acquisitions, Collaborations and Other Arrangements

In the first quarter of 2012, cash outflows related to acquisitions, collaborations and other arrangements totaled $671 million, and the company recorded acquired in-process research and development (IPR&D) charges of $150 million.  There were no cash outflows related to acquisitions, collaborations and other arrangements or IPR&D charges recorded in the first quarter of 2013.

Reata Pharmaceuticals, Inc.

In the fourth quarter of 2011, AbbVie entered into a collaboration with Reata for the joint development and commercialization of second-generation oral antioxidant inflammation modulators resulting in a charge to IPR&D of $400 million, which was paid in the first quarter of 2012.

Galapagos NV

In February 2012, AbbVie recorded a charge to IPR&D of $150 million as a result of entering into a global collaboration with Galapagos NV to develop and commercialize a next-generation, oral Janus Kinase 1 (JAK1) inhibitor in Phase II development with the potential to treat multiple autoimmune diseases.  Additional payments of approximately $1.2 billion could be required for the achievement of certain development, regulatory and commercial milestones under this agreement.

Note 4  Acquisitions, Collaborations and Other Arrangements

In 2012, 2011 and 2010, cash outflows related to acquisitions, collaborations and other arrangements totaled $688 million, $273 million and $2.6 billion, respectively. AbbVie recorded IPR&D charges of $288 million, $673 million and $313 million in 2012, 2011 and 2010, respectively. The following are the more significant acquisitions and investments, including licensing and collaboration agreements, some of which require contingent milestone payments.

Acquisitions

Solvay SA Pharmaceuticals

In February 2010, AbbVie acquired Solvay and certain other product rights for approximately $1.9 billion, in cash, plus contingent payments of up to EUR 100 million per year if certain sales milestones are met in 2011, 2012 and 2013. The total consideration was valued at $2.2 billion, which includes the $1.9 billion cash payment plus the estimated fair value of the milestone-based contingent payments of approximately $290 million. The estimated fair value of the contingent consideration was based on the estimated probability of achieving the specified sales milestones discounted based on the expected timing of payment. Subsequent changes to the fair value of contingent payments are recognized in earnings.

This transaction provides AbbVie with a complementary pharmaceutical product portfolio including the U.S. rights to AndroGel and Creon, worldwide rights to Duodopa, and various research and development projects. AbbVie acquired control of this business on February 15, 2010, and the financial results of the acquired operations are included in these financial statements beginning on that date. Net sales of the acquired operations were approximately $1.1 billion in 2010. Had the Solvay acquisition taken place on January 1, 2010, combined net sales and net earnings would not have been significantly different from reported amounts. The acquisition was funded with cash and short-term investments.

The allocation of the fair value of the arrangement as of the acquisition date is shown in the table below.

(in billions)

Acquired intangible assets, non-deductible	$1.8
IPR&D, non-deductible	0.5
Goodwill, non-deductible	0.4
Deferred income taxes	(0.5)

Total consideration	$2.2

The excess of the purchase price over the fair value of the assets acquired and liabilities assumed of approximately $400 million was recorded as goodwill. Goodwill is attributable to expected synergies and other benefits AbbVie believed would result from the acquisition. Acquired intangible assets consist primarily of product rights for currently marketed products and are amortized over 2 to 13 years (average of 8 years). Acquired IPR&D projects are accounted for as indefinite-lived intangible assets until regulatory approval or discontinuation.

Facet Biotech Corporation

In April 2010, AbbVie acquired the outstanding shares of Facet Biotech Corporation (Facet) for approximately $430 million, in cash, net of cash held by Facet. The acquisition enhances AbbVie's early-and mid-stage pharmaceutical pipeline, including daclizumab, a biologic for multiple sclerosis, and an oncology compound. A substantial portion of the fair value of the acquisition, including $381 million for daclizumab, has been allocated to acquired IPR&D projects that are accounted for as indefinite-lived intangible assets until regulatory approval or discontinuation. Had the Facet acquisition taken place on January 1, 2010, combined net sales and net earnings would not have been significantly different from reported amounts.

Collaborations and Other Arrangements

The company enters into collaborative agreements with third parties to develop and commercialize drug candidates. Collaborative activities may include joint research and development and commercialization of new products. AbbVie generally receives certain licensing rights under these arrangements. These collaborations often require upfront payments and may include additional milestone, research and development cost sharing, royalty or profit share payments, contingent upon the occurrence of certain future events linked to the success of the asset in development and commercialization. Upfront payments associated with collaborative arrangements during the development stage are expensed to IPR&D. Subsequent payments made to the partner for the achievement of milestones during the development stage are expensed to R&D when the milestone is achieved. Milestone payments made to the partner subsequent to regulatory approval are capitalized as intangible assets and amortized to cost of products sold over the estimated useful life of the related asset. Royalty and sales-based milestones are expensed as cost of products sold when incurred.

Reata Pharmaceuticals, Inc.

During 2010 and 2011, AbbVie entered into a series of transactions with Reata Pharmaceuticals, Inc. (Reata). AbbVie acquired equity interests in Reata of $62 million each in 2011 and 2010. In 2010, AbbVie entered into an agreement to acquire licensing rights outside the United States, excluding certain Asian markets, to bardoxolone methyl, a product in development for the treatment of chronic kidney disease, resulting in a charge to IPR&D of $238 million. The achievement of certain development milestones under the license agreement resulted in charges of $50 million in 2012 to R&D and $188 million in 2011 to IPR&D. Additional payments of up to $150 million could be required for the achievement of certain development and regulatory milestones associated with the chronic kidney disease compound in development.

In the fourth quarter of 2011, AbbVie entered into a collaboration with Reata for the joint development and commercialization of second-generation oral antioxidant inflammation modulators resulting in a charge to IPR&D of $400 million, which was paid in the first quarter of 2012.

On October 17, 2012, Reata informed AbbVie that it is discontinuing the Phase III clinical study for bardoxolone methyl for chronic kidney disease. Reata and AbbVie will closely examine the data from this study to determine whether there is an appropriate path forward for the development of bardoxolone methyl in chronic kidney disease or other indications. In the fourth quarter of 2012, AbbVie recorded a charge of $52 million in other (income) expense, net for the impairment of the equity investment in Reata.

Seattle Genetics, Inc.

In October 2012, AbbVie recorded a charge to IPR&D of $28 million as a result of entering into a two-year collaboration agreement with Seattle Genetics, Inc. to research, develop and commercialize up to three compounds with Antibody-Drug Conjugate approaches. Additional payments of up to $220 million for each licensed compound may be required based on the achievement of specified development, regulatory and commercial milestones under this agreement.

Action Pharma A/S

In May 2012, AbbVie recorded a charge to IPR&D of $110 million as a result of the acquisition of ABT-719 (previously referred to as AP214), a drug under development for the prevention of acute kidney injury associated with major cardiac surgery in patients at increased risk.

Galapagos NV

In February 2012, AbbVie recorded a charge to IPR&D of $150 million as a result of entering into a global collaboration with Galapagos NV to develop and commercialize a next-generation, oral Janus Kinase 1 (JAK1) inhibitor in Phase II development with the potential to treat multiple autoimmune diseases. Additional payments of approximately $1.2 billion could be required for the achievement of certain development, regulatory and commercial milestones under this agreement.

Biotest AG

In June 2011, AbbVie entered into a global agreement with Biotest AG to develop and commercialize an anit-CD4, a treatment for rheumatoid arthritis and psoriasis, resulting in an $85 million charge to IPR&D. AbbVie could, in the future, be required to make additional payments totaling up to $395 million based on the achievement of certain development, regulatory and commercial milestones under this agreement.

Neurocrine Biosciences, Inc.

In June 2010, AbbVie entered into an exclusive worldwide agreement with Neurocrine Biosciences, Inc. to develop and commercialize a product for the treatment of endometriosis, resulting in a $75 million charge to IPR&D. AbbVie could, in the future, be required to make additional payments of up to $500 million based on the achievement of certain development, regulatory and commercial milestones under this agreement.